                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  __________

                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                              September 21, 2001
                   -----------------------------------------
                       (Date of earliest event reported)


                       Capital One Financial Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                      1-13300                    54-1719854
-----------------------          ----------------          ------------------
(State of incorporation          (Commission File            (IRS Employer
   or organization)                  Number)               Identification No.)


2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia                                            22042
---------------------------------------                         ----------
(Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code:  (703) 205-1000
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Item 9.  Regulation FD Disclosure.
         -------------------------

     99.1.  Press Release of the Company dated September 21, 2001.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.


                                      CAPITAL ONE FINANCIAL CORPORATION


Dated: September 21, 2001             By: /s/ John G. Finneran, Jr.
                                         --------------------------------------
                                      John G. Finneran, Jr.
                                      Executive Vice President, General Counsel
                                      And Corporate Secretary

                                       2
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                                 EXHIBIT INDEX


     99.1  Press Release of the Company dated September 21, 2001.




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